Supplement to the
Fidelity Advisor® Telecommunications Fund
Class A, Class T, Class B, and Class C
April 28, 2012
Prospectus

The following replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

The following information replaces the biographical information found in the "Fund Management" section on page 24.

Matthew Drukker is portfolio manager of the fund, which he has managed since January 2013. He also manages other funds. Prior to joining Fidelity Investments in August 2008 as a research analyst, Mr. Drukker was an investment banker at Sander O'Neill in New York from 1999 to 2006.

ATLC-13-01  February 5, 2013
1.845214.110

Supplement to the
Fidelity Advisor® Telecommunications Fund
Institutional Class
April 28, 2012
Prospectus

The following replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

The following information replaces the similar information found in the "Buying Shares" section beginning on page 14.

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity;

ATLCI-13-01  February 5, 2013
1.845215.108

9. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs; and

10. Destiny Planholders who exchange, or have exchanged, from Class O to Institutional Class of Fidelity Advisor funds.

The following information replaces the biographical information found in the "Fund Management" section on page 23.

Matthew Drukker is portfolio manager of the fund, which he has managed since January 2013. He also manages other funds. Prior to joining Fidelity Investments in August 2008 as a research analyst, Mr. Drukker was an investment banker at Sander O'Neill in New York from 1999 to 2006.

Supplement to the
Fidelity® Select Portfolios®
Telecommunications Services Sector
April 28, 2012
Prospectus

The following information replaces similar information for Telecommunications Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

The following information replaces the biographical information for Kristina Salen found in the "Fund Management" section on page 17.

Matthew Drukker is portfolio manager of Telecommunications Portfolio, which he has managed since January 2013. He also manages other funds. Prior to joining Fidelity Investments in August 2008 as a research analyst, Mr. Drukker was an investment banker at Sander O'Neill in New York from 1999 to 2006.

SELTS-13-01  February 5, 2013
1.918618.102